ICTS INTERNATIONAL N.V.
                         established at The Netherlands

                                    NOTICE OF

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS

      Notice is hereby given of the Annual General Meeting of Shareholders (the "Annual Meeting") of ICTS International N.V. (the "Company") which will be held on Wednesday, September 21, 2005, at 10:00 A.M. local time, at the offices of the Company, located at Biesbosch 225, 1181 JC Amstelveen, The Netherlands.

      The agenda for the Annual Meeting, including proposals made by the Supervisory Board and the Management Board, is as follows:

1.    Opening of the meeting by the Chairman of the Supervisory Board.

2. Report by the Management Board on the course of business of the Company during the financial year 2004 with respect to the annual accounts of the financial year 2004.

3. Report by the Supervisory Board with respect to the annual accounts of the financial year 2004.

4. Report of the Audit Committee with respect to the annual accounts of the financial year 2004.

5. Adoption of the English language to be used for the annual accounts and annual reports of the Company.

6.    Adoption of the annual accounts of the financial year 2004.

7.    Election of two Managing Directors.

8.    Election of seven Supervisory Directors.

9.    Questions.

10.   Adjournment.

      Pursuant to the Articles of Association of the Company and Netherlands law, copies of the annual accounts for the financial year 2004, the annual report which includes the information required pursuant to Section 2:392 of the Dutch Civil Code and the report of the Supervisory Board are open for inspection by the shareholders of the Company and other persons entitled to attend meetings of shareholders at the offices of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

      Shareholders may only exercise their shareholder rights for the shares registered in their name on August 17, 2005, the record date for the determination of shareholders entitled to vote on the day of the Annual Meeting.

                                        The Management Board
                                        Avraham Dan
                                        Ran Langer
                                        Managing Directors

August 17, 2005

SHAREHOLDERS ARE URGED TO MARK, SIGN AND RETURN PROMPTLY THE
ACCOMPANYING PROXY CARD OR POWER OF ATTORNEY, AS APPLICABLE,
IN THE ENCLOSED RETURN ENVELOPE.

                             ICTS INTERNATIONAL N.V.
                                 Biesbosch 225
                               1181 JC Amstelveen,
                                The Netherlands

                   (Registered with the Chamber of Commerce at
            Amsterdam/Haarlem, The Netherlands under No. 33.279.300)

                                 PROXY STATEMENT
     ANNUAL GENERAL MEETING OF SHAREHOLDERS To be held on September 21, 2005

      This Proxy Statement is being furnished to holders of common shares, par value 1.0 Dutch guilder per share (the "Common Shares"), of ICTS International N.V., a Netherlands corporation (the "Company"), in connection with the solicitation by the Management Board of proxies in the form enclosed herewith for use at the Annual General Meeting of shareholders of the Company to be held at 10:00, A.M. local time, on Wednesday, September 21, 2005, at the offices of the Company, located at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, or at any adjournment or adjournments thereof (the "Annual Meeting"). A copy of the Notice of Annual General Meeting of Shareholders (the "Notice"), which contains the agenda for the Annual Meeting (the "Agenda"), accompanies this Proxy Statement.

      The Company's audited consolidated and simple financial statements for the financial year ended December 31, 2004, expressed in U.S. Dollars and prepared in accordance with United States and Dutch generally accepted accounting principles (hereinafter, the "Annual Accounts"), and the Company's 2004 annual report (the "Annual Report"), is being mailed with this Proxy Statement.

      It is proposed at the Annual Meeting to adopt resolutions approving the following proposals (the "Proposals"):

1 Adoption of the English language to be used for the annual accounts and annual reports of the Company (Item 5 of the Agenda).

2.    Adoption of the Annual Accounts (Item 6 of the Agenda)

3.    Election of two Managing Directors (Item 7 of the Agenda)

4.    Election of seven Supervisory Directors (Item 8 of the Agenda)

      Pursuant to the Articles of Association of the Company and Netherlands law, copies of the Annual Accounts, the Annual Report and the information required under Section 2:392 of the Dutch Civil Code and the report of the Supervisory Board, written in accordance with the Articles of Association of the Company, are open for inspection by the shareholders and other persons entitled to attend meetings of shareholders at the office of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

      Since the Company is a "foreign private issuer" under United States securities laws, the solicitation of proxies for use at the Annual Meeting is not subject to the proxy rules contained in Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended.

      This solicitation is made by the Management Board and the cost of the solicitation will be borne by the Company. The Company will reimburse brokerage firms, fiduciaries and custodians for their reasonable expenses in forwarding solicitation materials to beneficial owners. The Company is mailing this Proxy Statement, the Notice, the Annual Report, the form of proxy and the Power of Attorney to the shareholders on or about August 17, 2005.

Voting Securities and Voting Rights

      At the close of business on August 17, 2005, the issued and outstanding voting securities of the Company consisted of 6,672,980 Common Shares. The class of Common Shares is the only class of voting stock of the Company. Shareholders may exercise their shareholder rights to vote only the Common Shares registered in their name on August 17, 2005, the record date for the Annual Meeting.

      Shareholders owning and holding approximately 60% of the issued and outstanding Common Shares of the Company have indicated that they will vote FOR items 5, 6, 7 and 8 of the Agenda.

      The Agenda set forth in the Notice was proposed by the Management Board and approved by the Supervisory Board.

      A registered holder of Common Shares may cast one vote per share at the Annual Meeting. In accordance with Article 18 of the Articles of Association of the Company, resolutions may be adopted only when a quorum of at least 50% percent of the outstanding shares entitled to vote is present or represented at the Annual Meeting, and adoption of a resolution requires an absolute majority of the votes cast at the Annual Meeting.

      Common Shares cannot be voted at the Annual Meeting unless the registered holder is present in person or is represented by a written proxy. The Company is incorporated in The Netherlands and, as required by the laws of The Netherlands and the Company's Articles of Association, the Annual Meeting must be held in the Netherlands. Shareholders who are unable to attend the Annual Meeting in person may authorize the voting of Common Shares at the Annual Meeting by completing and returning the enclosed power of attorney and proxy card naming Avraham Dan and Ran Langer as proxyholders. If the power of attorney and proxy in the enclosed form is duly executed and returned prior to the Annual Meeting, all Common Shares represented thereby will be voted, and, where specifications are made by the holder of Common Shares on the form of proxy, such proxy will be voted by the proxyholders in accordance with such specifications.

      If no specification is made in the power of attorney and proxy, the power of attorney and proxy will be voted by the proxyholders FOR items 5, 6, 7 and 8 of the Agenda.

      In the event a shareholder wishes to use any other form of power of attorney and proxy, such power of attorney and proxy shall be voted in accordance with the specification given therein, provided that (i) such power of attorney and proxy states the number of registered Common Shares held by such shareholder, (ii) the Common Shares for which the power of attorney and proxy is given are registered in the name of the shareholder on August 17, 2005, and
(iii) such proxy enables the person named therein to vote the Common Shares represented thereby either in favor of or against the Proposals, or to abstain from voting, as applicable. The proxyholder shall present the duly executed proxy together with the enclosed form of Power of Attorney and Proxy signed by the registered shareholder.

Right of Revocation

      Any shareholder who has executed and delivered a power of attorney and proxy to the Company and who subsequently wishes to revoke such power of attorney and proxy may do so by delivering a written notice of revocation to the Company at its address set forth above, Attention: Chief Executive Officer, at any time prior to the Annual Meeting.

Beneficial Ownership of Securities Owners

      The following table sets forth below information regarding the beneficial ownership (as determined under U.S. securities laws) of the Common Shares of the Company, as of August 17, 2005, by each person who is known by the Company to own beneficially more than 5% of the outstanding Common Shares:

--------------------------------------------------------------------------------
                                                                Percent of
   Name of Five                 Amount Beneficially           Common Shares
Percent Shareholders                 Owned (a)                Outstanding (b)
--------------------------------------------------------------------------------
Atzmon Family Trust  (1)(2)          4,198,500                      62%
--------------------------------------------------------------------------------
All officers and directors
  as a group (9 persons)             4,334,500                      64%
--------------------------------------------------------------------------------

      (a) The amount includes common shares owned by each of the above, directly or indirectly and options immediately exercisable or that are exercisable within 60 days from July 15, 2005.

      (b) As to each shareholder, the percentage is calculated using the amount beneficially owned by such shareholder (as determined in accordance with (a) above) divided by the number of total outstanding common shares and the shares issuable pursuant to the exercise of options exercisable within 60 days from July 15,2005, if any held by such shareholder. Common shares subject to options that are immediately exercisable or exercisable within 60 days of July 15, 2005 are deemed outstanding for computing the ownership percentage of the shareholder holding such options, but are not deemed outstanding for computing the ownership of any other shareholder.

      1. Harmony Ventures BV, owns directly and indirectly approximately 60% of the issued and outstanding Common Shares. A family trust for the benefit of the family of Mr. Menachem J. Atzmon (the "Atzmon Family Trust") owns 90% of Harmony Ventures BV and the Estate of Ezra Harel owns 10% of the outstanding shares of Harmony Ventures BV and both may be deemed to control Harmony Ventures BV. Mr. Atzmon disclaims any beneficial interest in the Atzmon Family Trust. Harmony Ventures BV and the Atzmon Family Trust may be able to appoint all the directors of ICTS and control the affairs on ICTS.

      2. Includes 250,000 of 550,000 options to Menachem Atzmon (Chairman of the Board) of which 250,000 shall be immediately vested and 300,000 options to be vested equally over the next three years. With respect to the Options for 200,000 shares they are granted in lieu of a current salary for Mr. Atzmon. Options are exercisable at $1.35 per share representing the fair market value on the date of grant.

ITEM FOUR OF THE AGENDA:
REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Philip M. Getter (Chairman), Lynda Davey and Gordon Hausmann. The Audit Committee and the Supervisory Board have adopted an Audit Committee Charter which is attached hereto as Exhibit A. The Charter outlines the duties of the Audit Committee in relation to its responsibilities of overseeing management's conduct of the Company's financial reporting process, including the selection of the Company's outside auditors and the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by the Management Board and the Supervisory Board. The Audit Committee has met with the independent auditors as well as hired internal auditors. The Audit Committee after such review and discussion with internal auditors and the independent auditors have recommended that the audited financial statements be included in the Company's annual report on Form 20-F.

The Audit Committee held one meeting at the end of each quarter to discuss the financial status of the Company for a total of four meetings during the last financial year. All members of the Audit Committee are "independent" under the rules of the Securities and Exchange Commission currently applicable to the Company.

The Company has also adopted a Code of Ethics for Principal Executive Officers and Senior Financial Officers which is attached hereto as Exhibit B.

ITEM FIVE OF THE AGENDA:
ADOPTION OF THE ENGLISH LANGUAGE TO BE USED FOR THE ANNUAL ACCOUNTS AND ANNUAL REPORTS OF THE COMPANY

Pursuant to Section 2:362, Paragraph 7 of the Dutch Civil Code, the annual accounts of a Netherlands company such as the Company must be prepared in the Dutch language, unless the General Meeting of Shareholders resolves to use another language. Due to the international structure of the Company, the Management Board proposes that the annual accounts and the annual reports of the Company be prepared in the English language until the General Meeting of Shareholders has resolved otherwise.

A majority of the votes cast is required for this proposal, provided that a quorum of at least 50% percent of the outstanding shares entitled to vote is present or represented at the Annual Meeting.

THE SUPERVISORY BOARD AND MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR " THE ADOPTION OF THE ENGLISH LANGUA GE (ITEM 1 ON THE POWER OF ATTORNEY AND PROXY).

ITEM SIX OF THE AGENDA: ADOPTION OF ANNUAL ACCOUNTS

The Annual Accounts are submitted to the Company's shareholders in the English language.

Copies of the Annual Accounts, the Annual Report, which contains the information required under Section 2:392 of the Dutch Civil Code, and the report of the Supervisory Board are available for inspection by the Company's shareholders and other persons entitled to attend meetings of shareholders at the office of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

In accordance with Article 20 of the Articles of Association of the Company, the Supervisory Board has determined to retain all net profit of the financial year 2004.

Adoption of the Annual Accounts also implies the approval by the shareholders of the Company for the extension of the period prescribed by Dutch law for the preparation of the Annual Accounts within five months after the financial year ended on December 31,2004.

A majority of the votes cast is required for the adoption of the Annual Accounts, provided that a quorum of at least 50% percent of the outstanding shares entitled to vote is present or represented at the Annual Meeting.

THE SUPERVISORY BOARD AND MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF ANNUAL ACCOUNTS (ITEM 2 ON THE POWER OF ATTORNEY AND PROXY).

ITEM SEVEN OF THE AGENDA:
ELECTION OF MANAGING DIRECTORS

      At the Annual Meeting, Mr. Avraham Dan and Ran Langer are to be elected to serve as Managing Directors until their successors have been elected.

      Messrs. Dan and Langer have consented to be named and have indicated their intent to serve if elected. The Company has no reason to believe that these nominees are unavailable for election. However, if a nominee becomes unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Supervisory Board of the Company may recommend in the place of such nominee. It is intended that the proxies, unless marked to the contrary, will be voted in favor of the election of Messrs. Dan and Langer.

      THE SUPERVISORY BOARD AND MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOLLOWING NOMINEES (ITEM 3 ON THE POWER OF ATTORNEY AND PROXY).

      Avraham Dan is a CPA (Isr). joined ICTS in June 2004 as Chief Financial Officer. In September 2004 to the present he became a Managing Director. From 1995 to 2001 he was Chief Executive Office and a Director of Pazchem Limited, an Israeli chemical company. Mr. Dan holds an MBA degree from Pace University, NY.

Ran Langer joined ICTS in 1988 through 1998 as General Manager of the German subsidiaries of ICTS. From 1998 to the present, he serves as General Manager of Seehafen Rostock Umschlagsgesellschaft mbH, the operator of the Seaport in Rostock, Germany. Mr. Langer became a Managing Director of ICTS in September 2004.

ITEM EIGHT OF THE AGENDA:
ELECTION OF SUPERVISORY DIRECTORS

      At the Annual Meeting, seven members of the Supervisory are to be elected to serve until their successors have been elected and qualified. The nominees to be voted on by Shareholders are Messrs. Menachem Atzmon, M. Albert Nissim, Elie Housman, Gordon Hausmann, David W. Sass, Philip M. Getter and Lynda Davey.

      All nominees have consented to be named and have indicated their intent to serve if elected. The Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Supervisory Board of the Company may recommend in the place of such nominee or nominees. It is intended that the proxies, un less marked to the contrary, will be voted in favor of the election of Messrs. Menachem Atzmon, M. Albert Nissim, Elie Housman, Gordon Hausmann, David W. Sass, Philip M. Getter and Lynda Davey.

      Menachem J. Atzmon is a CPA (Isr). Mr. Atzmon is a controlling shareholder of Harmony Ventures B.V. Since 1996 he has been the managing director of Albermale Investment Ltd. and Kent Investment Holding Ltd., both investment companies. Since January 1998 he has served as CEO of Seehafen Rostock. He has been a member of the Supervisory Board of ICTS since 1999.

      M. Albert Nissim has served as Secretary of ICTS since January 1994 and became a member of the Supervisory Board in 2002. Mr. Nissim also serves as President of ICTS - USA, Inc. From 1994 to 1995, he worked as the managing director of ICTS and from 1990 to the present, he has been Vice-President and a director of Tuffy Associates. Mr. Nissim has been the President of Pioneer Commercial Funding Corp. ("Pioneer") since January 1997 and also serves as the Chairman.

      Elie Housman has served as Chairman of Inksure Technologies, Inc. since February 2002. Mr. Housman was a principal at Charterhouse Group International, a privately held merchant bank, from 1989 until June 2001. At Charterhouse, Mr. Housman was involved in the acquisition of a number of companies with total sales of several hundred million dollars. Mr. Housman was the Chairman of Novo Plc. in London, a leading company in the broadcast storage and services industry. He is also a director of EUCI Career Colleges, Incorporated, which is listed no the Nasdaq Small Cap Market and the Boston Stock Exchange and Top Image System, Ltd. At present, Mr. Housman is a director of a number of privately held companies in the United States. He became a member of the Supervisory Board of ICTS in 2002.

      Gordon Hausmann is the senior partner of his own law firm which he founded in London 24 years ago. He specializes in business finance and banking law. He holds office as a Board Member of the UK subsidiaries of various quoted companies, Company Secretary of Superstar Holidays Ltd., a subsidiary of El Al Airlines Ltd., Director of Dominion Trust Co. (UK) Ltd., associated with a private Swiss Banking Group, and a Governor of the Hebrew University.

      David W. Sass for the past 44 years has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LLP. He has been a director of ICTS since 2002. He is also corporate secretary and a director of Pioneer Commercial Funding Corp. Mr. Sass became a director of Inksure Technologies, Inc. in 2003, a company which develops, markets and sells customized authentication systems designed to enhance the security of documents and branded products and to meet the growing demand for protection from counterfeiting and diversion. He is also a director of several privately held corporations

      Philip M. Getter, since 2000 is a partner of DAMG Capital, LLC Investment Bankers. Prior thereto he was most recently head of Investment Banking and a member of the board of directors of Prime Charter, Ltd. He has more than thirty years of corporate finance experience. Having served as Administrative Assistant to the Director of United States Atomic Energy Commission from 1958 to 1959, he began his Wall Street career as an analyst at Bache & Co. in 1959. He was a partner with Shearson, Hammill & Company from 1961 to 1969 and a Senior Partner of Devon Securities, an international investment banking and research boutique from 1969 to 1975. Mr. Getter was a member of the New York Society of Security Analysts. From 1975 to 1983 he was President and CEO of Generics Corporation of America, a public company that was one of the largest generic drug manufacturers in the United States. As Chairman and CEO of Wolins Pharmacal from 1977 to 1983 he led the reorganization and restructuring one of the oldest and largest direct to the profession distributors of pharmaceuticals. He has been a member of the League of American Theatres and Producers, Advisory Board of the American Theatre Wing, Trustee of The Kurt Weill Foundation for Music, a member of the Tony Administration Committee and has produced for Broadway, television and film. He writes frequently concerning the communications, education and entertainment industries. Mr. Getter received his B.S. in Industrial Relations from Cornell University. He is a member of several industry organizations and serves on various boards of both public and private organizations and is Chairman of the Audit Committees of EVCI Career Colleges, Inksure Technologies, Inc. as well as the Company.

      Lynda Davey is Chief Executive Officer of Avalon Group, Ltd. a private investment banking firm she co- founded in 1992. She also serves as Chairperson of Avalon Securities, Inc., a NASD member broker-dealer, and NY Venture Space, LLC, a provider of interim office space. From 1988 throughout 1991, Ms. Davey was Managing Director of The Tribeca Corporation, a New York based buyout firm. Prior to 1988, Ms. Davey was Vice President in the corporate finance department of Salomon Brothers Inc. She is a director of Tuffy Associates Corp. Ms. Davey also serves on the Advisory Council of the Center for Women's Business Research and Retail Finance Group of Wells Fargo Bank. She became a member of the Supervisory Board of ICTS in 2002.

THE SUPERVISORY BOARD AND MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF SUPERVISORY DIRECTORS (ITEM 4 ON THE POWER OF ATTORNEY AND PROXY).

                             AUDIT COMMITTEE REPORT

The following is the report of the Company's Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2004.

Review With Management

The Committee has reviewed and discussed the Company's audited financial statements with both the Management Board and the Supervisory Board.

Review and Discussions With Independent Auditors

The Committee has discussed with Goldstein Golub Kessler LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

The Committee has also received written disclosures and the letter from Goldstein Golub Kessler LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Goldstein Golub Kessler LLP their independence.

Conclusion

Based on the review and discussions referred to above, the Committee recommended to the Company's Supervisory Board that its audited financial statements be included in the Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Supervisory Board

Philip M. Getter, Chairman of the Audit Committee.

The aggregate fees billed to the Company for the financial year ended December 31, 2004 by the principal accounting firm was $393,000 plus $133,000 for other fees for a total of $526,000.

The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Please sign, date and return the accompanying proxy card or other form of proxy with Power of Attorney, as applicable, in the enclosed envelope at your earliest convenience.

                              The Management Board

                              Avraham Dan
                              Ran Langer
                              Managing Directors

August 17, 2005

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE

Text                                                      Source
--------------------------------------------------------------------------------

      This Charter of the Audit Committee (this       NASDAQ Rule
"Charter") has been adopted by the Supervisory        (the4350(d)(1)
Board (the "Board") of ICTS International, N.V.       requires  that
"Company"). The Audit Committee (the "Committee")     that the  Committee
shall review and reassess this Charter annually       conduct an annual
and recommend any proposed changes to the Board       evaluation of its Charter.
for approval.

A. Purpose

      The purpose of the Committee is to assist       NASDAQ Rule 4350(d)(1)(C)
the Board in its oversight of the Company's           the
accounting and financial reporting processes and audits of the Company's financial statements, including (i) the quality and integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements,
(iii) the independent auditors' qualifications and independence and (iv) the performance of the Company's internal audit functions and independent auditors. In fulfilling its purpose, the Committee shall maintain free and open communication with the Company's independent auditors, internal auditors and management.

B. Duties and Responsibilities

      In furtherance of its purpose, the Committee shall have the following duties and responsibilities:

      1.    To review major issues regarding
            accounting principles, policies,
            practices and judgments and financial
            statement presentations, including (i)
            any significant changes to the
            Company's selection or application of
            accounting principles, (ii) the
            adequacy and effectiveness of the
            Company's internal controls and (iii)
            any special audit steps adopted in
            light of material control
            deficiencies.

      2.    To review analyses prepared by
            management, the independent auditors
            and/or others setting forth
            significant financial reporting issues
            and judgments made in connection with
            the preparation of the financial
            statements, including analyses of the
            effects of alternative GAAP methods on
            the financial statements.

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      3.    To review the effect of regulatory and
            accounting initiatives and off-balance
            sheet structures on the Company's
            financial statements.

      4.    To review the type and presentation of
            information to be included in the
            Company's earnings press releases,
            paying particular attention to any use
            of "pro forma" or "adjusted" non-GAAP
            information, as well as review and
            discuss earnings press releases and
            any financial information and earnings
            guidance provided to analysts and
            rating agencies.

      5.    To review, or oversee the review of,
            internal audit functions that ensure
            the appropriate control process is in
            place for reviewing and approving the
            Company's internal transactions and
            accounting.

      6.    To periodically discuss with the Board
            the adequacy and effectiveness of the
            Company's internal controls.

      7.    To discuss with management and the
            independent auditors the integrity of
            the Company's financial reporting
            processes and controls, including
            policies and guidelines with respect
            to risk assessment and risk management
            and the Company's major financial risk
            exposures and the steps management has
            taken to monitor and control such
            exposures.

      8.    To discuss with management and the
            independent auditors the Company's
            annual audited financial statements
            and quarterly financial statements,
            including the Company's disclosures
            under "Management's Discussion and
            Analysis of Financial Conditions and
            Results of Operations," together with
            the results of the independent
            auditors' review prior to filing or
            distribution.

      9.    To prepare the report required to be
            included in the Company's annual proxy
            statements pursuant to the proxy rules
            promulgated by the United States
            Securities and Exchange Commission
            (the "SEC") or, if the Company does
            not file a proxy statement, in the
            Company's annual report.

      10.   To discuss with management and the
            independent auditors the independent
            auditors' judgments about the quality
            and appropriateness of the Company's
            accounting principles and underlying
            estimates in its financial statements.

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      11.   To review and discuss with management
            and the independent auditors any
            correspondence with regulators or
            governmental agencies and any
            published reports and employee
            complaints concerning financial
            matters which raise material issues
            regarding the Company's financial
            statements or accounting policies.

      12.   To discuss with the independent
            auditors and management, as
            appropriate, any items required to be
            communicated by the independent
            auditors in accordance with Statement
            on Auditing Standards No. 61 not
            otherwise addressed in this Charter.

      13.   To discuss with the independent           SEC Release 34-47265
            auditors, prior to the filing of the      Final Rule:
            audit report with the SEC, reports        Strengthening the
            from management and the independent       Commission's
            auditors regarding (i) all critical       Requirements
            accounting policies and practices used    Regarding Auditor
            by the Company, (ii) all material         Independence.
            alternative accounting treatments
            within GAAP that have been discussed
            with management, including the
            ramifications of the use of such
            alternative treatments and the
            treatment preferred by the accounting
            firm and (iii) other material written
            communications between the accounting
            firm and management.

      14.   To discuss periodically with the          SEC Release 34-46427 Final
            Company's CEO and CFO (i) all             Rule: Certification of
            significant deficiencies in the design    Disclosure in Companies'
            or operation of internal controls         Quarterly and Annual
            which could adversely affect the          Reports; SEC Release
            Company's ability to record, process,     34-47986 Final Rule:
            summarize and report financial data,      Management's Report on
            (ii) any significant changes in           Internal Control Over
            internal controls, including internal     Financial Reporting and
            control over financial reporting, or      certification of
            other factors that could significantly    Disclosure in Exchange Act
            affect such internal controls,            Periodic Reports.
            including any corrective actions with
            regard to significant deficiencies and
            material weaknesses and (iii) any
            fraud involving management or other
            employees who have a significant role
            in the Company's internal controls.

      15. To review the internal control reports SEC Release 34-47986 Final of management prepared pursuant to the Rule: Management's Reports
            rules and regulations of the SEC          on Internal Control Over
            promulgated under the Sarbanes-Oxley      Financial Reporting and
            Act of 2002 prior to filing with the      Certification of
            SEC.                                      Disclosure in Exchange Act
                                                      Periodic Reports.

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      16.   To directly appoint, retain,              Exchange Act Rule 10A-
            compensate, evaluate and oversee the      3(b)(2), (5).
            independent auditors engaged for the
            purpose of preparing or issuing an
            audit report or related work or
            performing other audit, review or
            attest services for the Company, and
            to resolve any disagreements between
            management and the independent
            auditors. To approve in advance, or,
            in the alternative, to establish and
            periodically review pre-approval
            policies and procedures for all audit
            engagement fees and terms, including
            the retention of the independent
            auditors for any significant
            permissible non-audit engagement or
            relationship. To have direct
            responsibility for the oversight of
            the independent auditors. The
            Committee shall inform each registered
            public accounting firm performing work
            for the Company that such firm shall
            report directly to the Committee. The
            Committee may terminate the
            independent auditors in its sole
            discretion. The Committee should also
            take into account the opinions of
            management in its dealings with the
            independent auditors.

      17.   To annually evaluate the experience,      NASDAQ Rule 4350(d)(1)(B);
            qualifications, performance and           SEC Release 34-47265 Final
            independence of the independent           Rule: Strengthening the
            auditors, including their lead            Commission's Requirements
            partners. To assure the regular           Regarding Auditor
            rotation of the audit partners,           Independence Regarding
            including the lead and concurring         Auditor Independence.
            audit partners, as required by
            applicable laws, rules and
            regulations. To consider whether there
            should be regular rotation of the
            independent auditors. The Committee
            should take into account the opinions
            of management and the internal
            auditors in its evaluation of the
            independent auditors. The Committee
            should present its conclusions with
            respect to the independent auditors to
            the full Board.

      18.   To obtain and review, on an annual
            basis, a formal written report from
            the independent auditors describing
            (i) the auditing firm's internal
            quality control procedures; (ii) any
            material issues raised within the
            preceding five (5) years by the
            auditing firm's internal
            quality-control reviews, peer reviews,
            or any governmental or other inquiry
            or investigation relating to any
            independent audit conducted by the
            auditing firm, and the steps taken to
            deal with such issues; and (iii) all
            relationships between the independent
            auditors and the Company.

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--------------------------------------------------------------------------------

      19.   To discuss with the independent           NASDAQ Rule
            auditors any disclosed relationships      4350(d)(1)(B)
            between the auditors and the Company
            or any other relationships that may
            adversely affect the objectivity or
            independence of the independent
            auditor. To discuss with the
            independent auditors any services
            provided to the Company or any other
            services that may adversely affect the
            objectivity and independence of the
            independent auditor. To take, or to
            recommend that the full board take,
            appropriate action to oversee the
            objectivity and independence of the
            independent auditor.

      20.   To review with the independent
            auditors any audit problems or
            difficulties, together with
            management's responses, including any
            restrictions on the scope of the
            independent auditors' activities or on
            access to requested information, and
            any significant disagreements with
            management.

      21.   To review the independent auditors'
            audit plan, including its scope,
            staffing, locations, reliance upon
            management and general audit approach.

      22.   To review and approve all related         NASDAQ Rule 4350(h).
            party transactions for potential
            conflict of interest situations on an
            ongoing basis.

      23.   To establish clear guidelines for the     SEC Release 34-47265 Final
            hiring of current or former employees     Rule: Strengthening the
            of the Company's independent auditors.    Commission's Requirements
                                                      Regarding Auditor
                                                      Independence.

      24.   To review and discuss with the
            independent auditors the quality of
            the Company's financial and auditing
            personnel and the responsibilities,
            budget and staffing of the Company's
            internal audit functions.

      25.   To review with the Company's legal
            counsel on a quarterly basis, or more
            frequently as circumstances dictate,
            any legal matters that could have a
            significant impact on the Company's
            financial statements or the Company's
            compliance with applicable laws, rules
            and regulations, any breaches of
            fiduciary duties and inquiries
            received from regulators or
            governmental agencies.

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--------------------------------------------------------------------------------

      26.   To establish and maintain procedures      Exchange Act Rule 10A-
            for the receipt, retention and            (b)(3)
            treatment of complaints regarding
            accounting, internal accounting
            controls or auditing matters,
            including procedures for the
            confidential and anonymous submission
            by the Company's employees of concerns
            regarding questionable accounting or
            auditing matters.

      27.   To conduct any investigation              SEC Release 34-47654 Final
            appropriate to fulfill its                Rule: Standards Relating
            responsibilities with the authority to    to Listed Company Audit
            have direct access to the independent     Committees.
            auditors as well as anyone in the
            Company.

      28.   To ensure that no improper influence      SEC Release 34-47654 Final
            on the independent directors is           Rule: Standards Relating
            exerted by any officers or directors      to Listed Company Audit
            of the Company or any person acting       Committees.
            under their direction.

      29.   To keep abreast of new accounting and     Suggested
            reporting standards promulgated by the    Responsibilities.
            Public Company Accounting Oversight
            Board, the FASB, the SEC and other
            relevant standard setting bodies.

      30.   To approve ordinary administrative        Exchange Act Rule 10A-
            expenses of the Committee that are        3(b)(5).
            necessary or appropriate in carrying
            out its duties.

      31.   To perform any other activities
            consistent with this Charter, the
            Company's by-laws and governing law,
            as the Committee or the Board deems
            necessary or appropriate.

C. Outside Advisors

      The Committee, acting by majority vote,         Exchange Act Rule 10A-
shall have the authority to retain, at the            3(b)(4),  (5).
Company's expense, outside legal, accounting, or other advisors or experts it deems necessary to perform its duties. The Committee shall retain these advisors without seeking Board approval and shall have sole authority to approve related fees and retention terms.

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--------------------------------------------------------------------------------

D. Annual Performance Evaluation

      The Committee shall conduct an annual self performance evaluation, including an evaluation of its compliance with this Charter. The Committee shall report on its annual self performance evaluation to the Board.

      E. Membership

      The Committee shall consist of no fewer than    NASDAQ Rule 4350(d)(2)(A);
three (3) directors, as determined by the Board.      SEC Release 34-47235 Final
Each Committee member shall meet the independence     Rule: Disclosure Required
requirements of The NASDAQ Stock Market and of the    by Section 406 and 407 of
SEC, as determined by the Board, and any other        the Sarbanes- Oxley Act of
requirements set forth in applicable laws, rules      2002.
and regulations. All Committee members shall have/a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the
Company's balance sheet, income statement and cash flow statement. At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience. At least one Committee member shall meet the requirements of an "audit committee financial expert" as such term is defined by the SEC.

      Committee members shall be appointed
annually by a majority vote of the Board on the recommendation of the Corporate Governance &
Nominating Committee. Each prospective Committee member shall carefully evaluate existing time demands before accepting Committee membership. No director may serve as a Committee member if such director serves on the audit committee of more than two (2) other public companies, unless the Board expressly determines that such service would not impair that director's ability to serve on the Committee and such determination is disclosed in the Company's annual proxy statement. The
Committee members may be removed, with or without cause, by a majority vote of the Board.

      No member of the Committee shall receive        SEC Release 34-47654 Final
compensation other than (i) director's fees for       Rule: Standards Relating
service as a director of the Company, including       to Listed Company Audit
reasonable compensation for serving on the            Committees.
Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

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F. Chairman

      The Committee shall include a Committee         Determined by the Board.
chairman. The Committee chairman shall be appointed by a majority vote of the Board. The
Committee chairman shall be entitled to chair all regular sessions of the Committee, add topics to the agenda and cast a vote to resolve any ties.

G. Meetings

      The Committee shall meet at least one (1)       Determined  by the  Board.
time per quarter, or more frequently as
circumstances dictate, and all Committee members shall strive to attend all Committee meetings. At least two Committee meetings each year shall be in person. Directors physically present outside the United States may participate in all other
Committee meetings by telephone or by any other similar technology that permits instantaneous and simultaneous communication. The Committee meetings shall follow a set agenda established by the Committee.


      The chairman may call a Committee meeting upon notice to each other Committee member at least forty-eight (48) hours prior to the meeting.
A majority of the Committee members, acting in person or by proxy, shall constitute a quorum. The
Committee shall be responsible for maintaining minutes and other applicable records of each Committee meeting. The Committee shall report its actions and recommendations to the Board at the next Board meeting after each Committee meeting.

      The Committee shall meet separately in
executive sessions with management, the
independent auditors and those responsible for the internal audit functions, on a periodic basis, to discuss any matter that the Committee or any of these groups believes may warrant Committee attention.

H. Related Party Transactions

With respect to related party transactions, the following controls:

      A. For Securities and Exchange Commission purposes on disclosure of related party transactions a related party transaction is defined as "any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of the following persons had, or will have, a direct or indirect material interest, naming such person and indicating the person's relationship to the Company, the nature of such person's interest in the transaction(s), the amount of such transaction(s) and, where practicable, the amount of such person's interest in the transaction(s):

            (i)   Any director or executive officer of the Company;

            (ii)  Any nominee for election as a director;

            (ii) Any security holder who is known to the Company to own of record or beneficially more than five percent of any class of the Company's voting securities; and

            (iv) Any member of the immediate family of any of the foregoing persons.

2. Management shall conduct a full due diligence investigation of the proposed investment, utilizing legal counsel, auditors and advisors as management deems necessary.


3. Prior to Supervisory Board consideration the group responsible for due diligence and negotiation shall prepare a detailed memo on the transaction which should be disseminated prior to the matter being presented to the Supervisory Board by way of the Committee for approval.

4. Management shall negotiate the proposed terms and conditions of the investment. These negotiations shall not include the related parties interested in the transaction. The transaction should be negotiated on behalf of the Company by management who is not interested in the transaction or if no management meets this criteria then by the independent directors (assuming they have no interest in the transaction). All members of the Audit Committee are to receive continuous updates of the progress of the negotiations. In the negotiation process the fairness and reasonableness of the transaction to the Company and its shareholders is to be the paramount consideration.

5. Whether or not a fairness opinion should be obtained should be determined by the Supervisory Board and should be decided based upon the nature of the transaction and its size and its proposed effect on the Company. A fairness opinion, if obtained, should be from an independent investment banking firm, chosen by the Committee, which describes the transaction, the terms and concludes that the transaction is fair and reasonable to the Company and its shareholders. There is no "de minimis rule" as to when a fairness opinion need not be obtained.

6. All related party transactions must be approved by the majority of the independent directors of the company. Interested directors shall not vote.

7. Whether or not a transaction should go before the shareholders depends on

      A. Local law requirements for the particular transaction such as a merger; or

      B. At the discretion of the Supervisory Board in the event it is determined that the transaction is material to the business of the company.

                                    Exhibit B

                            ICTS INTERNATIONAL, N.V.
                                    ("ICTS")

                       CODE OF BUSINESS CONDUCT AND ETHICS

                                  INTRODUCTION

      We are committed to maintaining the highest standards of business conduct and ethics. This Code of Business Conduct and Ethics (the "Code") reflects the business practices and principles of behavior that support this commitment. We expect every employee, officer and Managing Director and Supervisory Director to read and understand the Code and its application to the performance of his or her business responsibilities. References in the Code to employees are intended to cover officers and, as applicable, Management Directors and Supervisory Directors.

      Officers, managers and other supervisors are expected to develop in employees a sense of commitment to the spirit, as well as the letter, of the Code. Supervisors are also expected to ensure that all agents and contractors conform to Code standards when working for or on behalf of ICTS. Nothing in the Code alters the employment at-will policy of ICTS.

      The Code cannot possibly describe every practice or principle related to honest and ethical conduct. The Code addresses conduct that is particularly important to proper dealings with the people and entities with whom we interact, but reflects only a part of our commitment.

      Action by members of your immediate family, significant others or other persons who live in your household also may potentially result in ethical issues to the extent that they involve ICTS business. For example, acceptance of inappropriate gifts by a family member from one of our suppliers could create a conflict of interest and result in a Code violation attributable to you. Consequently, in complying with the Code, you should consider not only your own conduct, but also that of your immediate family members, significant others and other persons who live in your household.

      The integrity and reputation of ICTS depends on the honesty, fairness and integrity brought to the job by each person associated with us. It is the responsibility of each employee to apply common sense, together with his or her own highest personal ethical standards, in making business decisions where there is no stated guideline in the Code. Unyielding personal integrity is the foundation of corporate integrity.

YOU SHOULD NOT HESITATE TO ASK QUESTIONS ABOUT WHETHER ANY CONDUCT MAY VIOLATE THE CODE, VOICE CONCERNS OR CLARIFY GRAY AREAS. SECTION 16 BELOW DETAILS THE COMPLIANCE RESOURCES AVAILABLE TO YOU. IN ADDITION, YOU SHOULD BE ALERT TO POSSIBLE VIOLATIONS OF THE CODE BY OTHERS AND REPORT SUSPECTED VIOLATIONS, WITHOUT FEAR OF ANY FORM OF RETALIATION, AS FURTHER DESCRIBED IN SECTION 16.

Violations of the Code will not be tolerated. Any employee who violates the standards in the Code may be subject to disciplinary action, up to and including termination of employment and, in appropriate cases, civil legal action or referral for criminal prosecution.

LEGAL COMPLIANCE

Obeying the law, both in letter and in spirit, is the foundation of this Code. Our success depends upon each employee's operating within legal guidelines and cooperating with local, national and international authorities. It is therefore essential that you understand the legal and regulatory requirements applicable to your business unit and area of responsibility. While we do not expect you to memorize every detail of these laws, rules and regulations, we want you to be able to determine when to seek advice from others. If you do have a question in the area of legal compliance, it is important that you not hesitate to seek answers from your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee of the Supervisory Board.

Disregard of the law will not be tolerated. Violation of domestic or foreign laws, rules and regulations may subject an individual, as well as ICTS, to civil and/or criminal penalties. You should be aware that conduct and records, including emails, are subject to internal and external audits, and to discovery by third parties in the event of a government investigation or civil litigation. It is in everyone's best interests to know and comply with our legal and ethical obligations.

1. INSIDER TRADING

Employees who have access to confidential (or "inside") information are not permitted to use or share that information for stock trading purposes or for any other purpose except to conduct our business. All non-public information about ICTS or about companies with which we do business is considered confidential information. To use material non-public information in connection with buying or selling securities, including "tipping" others who might make an investment decision on the basis of this information, is not only unethical, it is illegal. Employees must exercise the utmost care when handling material inside information. We have adopted a separate Insider Trading Policy which you should consult for more specific information on the definition of "material inside information" and on buying and selling our securities or securities of companies with which we do business.

2. DISCRIMINATION AND HARASSMENT

      The diversity of ICTS's employees is a tremendous asset. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. In addition, retaliation against individuals for raising claims of discrimination or harassment is prohibited.

3. CONFLICTS OF INTEREST

      A "conflict of interest" occurs when an individual's personal interest may interfere in any way with the performance of his or her duties or the best interests of ICTS. A conflicting personal interest could result from an expectation of personal gain now or in the future or from a need to satisfy a prior or concurrent personal obligation. We expect our employees to be free from influences that conflict with the best interests of ICTS. Even the appearance of a conflict of interest where none actually exists can be damaging and should be avoided. Whether or not a conflict of interest exists or will exist can be unclear. Conflicts of interest are prohibited unless specifically authorized as described below.

      If you have any questions about a potential conflict or if you become aware of an actual or potential conflict, and you are not an officer or director of ICTS, you should discuss the matter with your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee (as further described in Section 16). Supervisors may not authorize conflict of interest matters without first seeking the approval of a Managing Director, the General Counsel or the Chairperson of the Audit Committee and filing with a Managing Director, the General Counsel or the Chairperson of the Audit Committee a written description of the authorized activity. If the supervisor is involved in the potential or actual conflict, you should discuss the matter directly with a Managing Director, the General Counsel or the Chairperson of the Audit Committee. Factors that may be considered in evaluating a potential conflict of interest are, among others:

whether it may interfere with the employee's job performance, responsibilities or morale;

whether the employee has access to confidential information;

whether it may interfere with the job performance, responsibilities or morale of others within the organization;

any potential adverse or beneficial impact on our business;

any potential adverse or beneficial impact on our relationships with our customers or suppliers or other service providers;

whether it would enhance or support a competitor's position;

the extent to which it would result in financial or other benefit (direct or indirect) to the employee;

the extent to which it would result in financial or other benefit (direct or indirect) to one of our customers, suppliers or other service providers; and

the extent to which it would appear improper to an outside observer.

      Loans to, or guarantees of obligations of, employees or their Family Members by ICTS could constitute an improper personal benefit to the recipients of these loans or guarantees, depending on the facts and circumstances. Some loans are expressly prohibited by law and applicable law requires that our Supervisory Board approve all loans and guarantees to employees. As a result, all loans and guarantees by ICTS must be approved in advance by the Audit Committee of the Board of Directors.

4. HEALTH AND SAFETY

      ICTS strives to provide a safe and healthy work environment. Each of us shares the responsibility for maintaining a safe and healthy workplace by following safety and health rules and practices and reporting accidents, injuries, unsafe equipment and any other unsafe practices or conditions. Further, misusing controlled substances or selling, manufacturing, distributing, possessing, using or being under the influence of illegal drugs on the job is absolutely prohibited.

5. INTERNATIONAL BUSINESS LAWS

      Our employees are expected to comply with the applicable laws in all countries to which they travel, in which they operate and where we otherwise do business, including laws prohibiting bribery, corruption or the conduct of business with specified individuals, companies or countries.

      The fact that in some countries certain laws are not enforced or that violation of those laws is not subject to public criticism will not be accepted as an excuse for noncompliance. In addition, we expect employees to comply with U.S. laws, rules and regulations governing the conduct of business by its citizens and corporations outside the U.S.

      These U.S. laws, rules and regulations, which extend to all our activities outside the U.S., include:

The Foreign Corrupt Practices Act, which prohibits directly or indirectly giving anything of value to a government official to obtain or retain business or favorable treatment, and requires the maintenance of accurate books of account, with all company transactions being properly recorded;

U.S. Embargoes or Sanctions Programs, which restrict or, in some cases, prohibit companies, their subsidiaries and certain employees from trading with, investing in or traveling to certain countries identified on a list that changes periodically (including, for example, Angola (partial), the Balkans, Burma (partial), Cuba, Iran, Liberia, North Korea, Sudan, Syria and Zimbabwe), specific companies or individuals, or being involved in specific activities such as certain diamond trading and proliferation activities;

Export Controls, which prohibit or restrict the export of goods, services and technology to designated countries, denied persons or denied entities from the U.S., the re-export of U.S. origin goods from the country of original destination to such designated countries, and the export of foreign origin goods made with U.S. technology; and

Antiboycott Compliance, which prohibits U.S. companies from taking any action that has the effect of furthering or supporting a restrictive trade practice or boycott that is fostered or imposed by a foreign country against a country friendly to the U.S. or against any U.S. person, and requires the reporting of any boycott receipts.

      If you have a question as to whether an activity is restricted or prohibited, seek assistance before taking any action, including giving any verbal assurances that might be regulated by international laws.

6. CORPORATE OPPORTUNITIES

      You may not take personal advantage of opportunities that are presented to you or discovered by you as a result of your position with us or through your use of corporate property or information, unless authorized by your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee. Even opportunities that are acquired privately by you may be questionable if they are related to our existing or proposed lines of business. Participation in an investment or outside business opportunity that is related to our existing or proposed lines of business must be pre-approved. You cannot use your position with us or corporate property or information for improper personal gain, nor can you compete with us in any way.

7. MISUSE OF COMPANY COMPUTER EQUIPMENT

      You may not, while acting on behalf of ICTS or while using our computing or communications equipment or facilities, either:

access the internal computer system (also known as "hacking") or other resource of another entity without express written authorization from the entity responsible for operating that resource; or

commit any unlawful or illegal act, including harassment, libel, fraud, sending of unsolicited bulk email (also known as "spam") in violation of applicable law, trafficking in contraband of any kind, or espionage.

      If you receive authorization to access another entity's internal computer system or other resource, you must make a permanent record of that authorization so that it may be retrieved for future reference, and you may not exceed the scope of that authorization.

      Unsolicited bulk email is regulated by law in a number of jurisdictions. If you intend to send unsolicited bulk email to persons outside of ICTS, either while acting on our behalf or using our computing or communications equipment or facilities, you should contact your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee for approval.

      All data residing on or transmitted through our computing and communications facilities, including email and word processing documents, is the property of ICTS and subject to inspection, retention and review by ICTS in accordance with applicable law.

      Environment Compliance

      Federal law imposes criminal liability on any person or company that contaminates the environment with any hazardous substance that could cause injury to the community or environment. Violation of environmental laws can be a criminal offense and can involve monetary fines and imprisonment. We expect employees to comply with all applicable environmental laws.

      It is our policy to conduct our business in an environmentally responsible way that minimizes environmental impacts. We are committed to minimizing and, if possible, eliminating the use of any substance or material that may cause environmental damage, reducing waste generation and disposing of all waste through safe and responsible methods, minimizing environmental risks by employing safe technologies and operating procedures, and being prepared to respond appropriately to accidents and emergencies.

8. MAINTENANCE OF CORPORATE BOOKS, RECORDS, DOCUMENTS AND ACCOUNTS; FINANCIAL INTEGRITY; PUBLIC REPORTING

      ICTS is committed to producing full, fair, accurate, timely and understandable disclosure in reports and documents that it files with, or submits to, the Securities and Exchange Commission (the "SEC") and other regulators. Accordingly, ICTS requires honest and accurate recording and reporting of information. All of ICTS's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect ICTS's transactions and must conform both to applicable legal requirements and to ICTS's system of internal controls. By way of example, unrecorded or "off the books" funds or assets should not be maintained, only the true and actual number of hours should be reported, and business expense accounts must be documented and recorded accurately.

      Business records and communications sometimes become public. Accordingly, we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that may be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to ICTS's record retention policies. Inappropriate access or modifications to, or unauthorized destruction of, accounting or other business records is prohibited. These prohibitions apply to all business records and data, regardless of whether such data and records are in written form or electronically stored.

9. FAIR DEALING

      We seek to outperform our competition fairly and honestly. We seek competitive advantages though superior performance and never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each director, officer and employee should endeavor to respect the rights of and deal fairly with ICTS's customers, suppliers, competitors and employees. No unfair advantage should be taken of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice.

10. GIFTS AND ENTERTAINMENT

      Business entertainment and gifts are meant to create goodwill and sound working relationships and not to gain improper advantage with customers or facilitate approvals from government officials. Unless express permission is received from a supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee, entertainment and gifts cannot be offered, provided or accepted by any employee unless) consistent with customary business practices and not (a) excessive in value, (b) in cash, (c) susceptible of being construed as a bribe or kickback or (d) in violation of any laws. This principle applies to our transactions everywhere in the world, even where the practice is widely considered "a way of doing business." Under some statutes, such as the U.S. Foreign Corrupt Practices Act (further described in Section 5), giving anything of value to a government official to obtain or retain business or favorable treatment is a criminal act subject to prosecution and conviction. Discuss with your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee any proposed entertainment or gifts if you are uncertain about their appropriateness.

11. ANTITRUST

      Antitrust laws are designed to protect the competitive process. These laws generally prohibit: agreements, formal or informal, with competitors that harm competition or customers, including price fixing and allocations of customers, territories or contracts; agreements, formal or informal, that establish or fix the price at which a customer may resell a product; and the acquisition or maintenance of a monopoly or attempted monopoly through anti-competitive conduct.

      Certain kinds of information, such as pricing, production and inventory, should not be exchanged with competitors, regardless of how innocent or casual the exchange may be and regardless of the setting, whether business or social.

      Understanding the requirements of antitrust and unfair competition laws of the various jurisdictions where we do business can be difficult, and you are urged to seek assistance from your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee whenever you have a question relating to these laws.

12. PROTECTION AND PROPER USE OF COMPANY ASSETS

      All employees are expected to protect our assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on our profitability. Our property, such as office supplies, computer equipment, buildings, and products, are expected to be used only for legitimate business purposes, although incidental personal use may be permitted. Employees should be mindful of the fact that we retain the right to access, review, monitor and disclose any information transmitted, received or stored using our electronic equipment, with or without an employee's or third party's knowledge, consent or approval. Any misuse or suspected misuse of our assets must be immediately reported to your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee.

13. CONFIDENTIALITY

      One of our most important assets is our confidential information. Employees who have received or have access to confidential information should take care to keep this information confidential. Confidential information may include business, technical, marketing, and service plans, financial information, product specifications or architecture, source codes, engineering, and manufacturing ideas, designs, databases, customer lists, pricing strategies, personnel data, personally identifiable information pertaining to our employees, customers or other individuals (including, for example, names, addresses, telephone numbers and social security numbers), and similar types of information provided to us by our customers, suppliers and partners. This information may be protected by privacy, patent, trademark, copyright and trade secret laws.

      You should also take care not to inadvertently disclose confidential information. Materials that contain confidential information, such as memos, notebooks, computer disks and laptop computers, should be stored securely. Unauthorized posting or discussion of any information concerning our business, information or prospects on the Internet is prohibited. You may not discuss our business, information or prospects in any "chat room," regardless of whether you use your own name or a pseudonym. Be cautious when discussing sensitive information in public places like elevators, airports, restaurants and "quasi-public" areas within ICTS[, such as cafeterias]. All ICTS emails, voicemails and other communications are presumed confidential and should not be forwarded or otherwise disseminated outside of ICTS, except where required for legitimate business purposes.

      In addition to the above responsibilities, if you are handling information protected by any privacy policy published by us, such as our website privacy policy, then you must handle that information solely in accordance with the applicable policy.

14. MEDIA/PUBLIC DISCUSSIONS

      It is our policy to disclose material information concerning ICTS to the public only through specific limited channels to avoid inappropriate publicity and to ensure that all those with an interest in the company will have equal. access to information. All inquiries or calls from the press and financial analysts should be referred to a Managing Director.

15. WAIVERS

There will be no waivers of this Code.

16. COMPLIANCE STANDARDS AND PROCEDURES Compliance

Resources

      Your most immediate resource for any matter related to the Code is your supervisor. He or she may have the information you need, or may be able to refer the question to another appropriate source. There may, however, be times when you prefer not to go to your supervisor. In these instances, you should feel free to discuss your concern with a Managing Director, the General Counsel or the Chairperson of the Audit Committee.

Clarifying Questions and Concerns; Reporting Possible Violations

      If you encounter a situation or are considering a course of action and its appropriateness is unclear, discuss the matter promptly with your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee; even the appearance of impropriety can be very damaging and should be avoided.

      If you are aware of a suspected or actual violation of Code standards by others, you have a responsibility to report it. You are expected to promptly provide a compliance resource with a specific description of the violation that you believe has occurred, including any information you have about the persons involved and the time of the violation. Whether you choose to speak with your supervisor, a Managing Director, the General Counsel or the Chairperson of the Audit Committee, you should do so without fear of any form of retaliation. We will take prompt disciplinary action against any employee who retaliates against you, up to and including termination of employment.

      Supervisors must promptly report any complaints or observations of Code violations to a Managing Director, the General Counsel or the Chairperson of the Audit Committee. A Managing Director, the General Counsel or the Chairperson of the Audit Committee will investigate all reported possible Code violations promptly and with the highest degree of confidentiality that is possible under the specific circumstances. Your cooperation in the investigation will be expected.

IF THE INVESTIGATION INDICATES THAT A VIOLATION OF THE CODE HAS PROBABLY OCCURRED, WE WILL TAKE SUCH ACTION AS WE BELIEVE TO BE APPROPRIATE UNDER THE CIRCUMSTANCES. IF WE DETERMINE THAT AN EMPLOYEE IS RESPONSIBLE FOR A CODE VIOLATION, HE OR SHE WILL BE SUBJECT TO DISCIPLINARY ACTION UP TO, AND INCLUDING, TERMINATION OF EMPLOYMENT AND, IN APPROPRIATE CASES, CIVIL ACTION OR REFERRAL FOR CRIMINAL

PROSECUTION. APPROPRIATE ACTION MAY ALSO BE TAKEN TO DETER ANY FUTURE CODE VIOLATIONS.

                              Acknowledgement Form

All employees, officers and directors of ICTS are required to sign this acknowledgement form at the time their employment commences and annually thereafter.

This Code describes important information regarding values and ethical behavior at ICTS, and I understand that I should consult the General Counsel or a Managing Director, the Chairperson of the Audit Committee regarding any questions not answered in this Code.

Since the information described here is necessarily subject to change, I acknowledge that revisions to this Code may occur. All such changes will be communicated through official notices, and I understand that revised information may supersede, modify or eliminate the existing Code. This Code may only be changed as provided herein.

I have received this Code and I understand that it is my responsibility to read and comply with the principles contained in this Code and any revisions made to it. I understand that by signing this I am acknowledging that I have read this Code and any violations of this Code will be subject to disciplinary action, up to and including dismissal.

NAME (printed):


SIGNATURE:


DATE:

POWER OF ATTORNEY AND PROXY

The undersigned,

hereby grants power of attorney and proxy, jointly and severally to:
               Avram Dan
               Ran Langer

for and in name, place and stead of the undersigned to attend the Annual General Meeting of Shareholders of ICTS International N.V., a public company whose statutory seat and registered office is in Amstelveen, The Netherlands, which Annual General Meeting to be held at 10:00, local time, on Wednesday, September 21, 2005, at the offices of the Company, located at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands or any adjournment or adjournments thereof, and for and in name, place and stead of the undersigned to sign at that Annual General Meeting the attendance register, to take part in all discussions, to make such proposals as the attorney may deem expedient, and to exercise the right to vote attached to the shares of the undersigned as well as all other rights which may be exercised at the Annual General Meeting on behalf of the undersigned
          , and further to do and perform any and all acts relating to the foregoing which may be useful or necessary and which the undersigned might or could or should do if personally present, all this with full power of substitution.

Signed in                 , this        day of 2005.

If a natural person insert:                  surname, forenames, full
residential address and date of birth. If a body corporate insert:
                 corporate name, place of registered office, full business address. A power of attorney given by a body corporate must be signed by an officer / officers duly authorized to represent the body corporate. If necessary inspect the records of the Chamber of Commerce where the body corporate is registered, and/ or its articles of association or by-laws.

The Proposed Resolutions

Unless otherwise indicated, this Power of Attorney and Proxy confers authority to vote "FOR" for the resolutions contained herein. The Management Board and the Supervisory Board recommends a vote of "FOR" for the resolutions contained herein. This proxy is solicited on behalf of the Management Board of ICTS International N.V. and may be revoked prior to its exercise by a written notice to the Chief Executive Officer of the Company.

1. Adoption of the English language to be used for the annual accounts and annual reports of the Company.

      FOR                         AGAINST                 ABSTAIN
      [ ]                           [ ]                     [ ]

2.    Adoption of the annual accounts of the fiscal year 2004.

      FOR                         AGAINST                 ABSTAIN
      [ ]                           [ ]                     [ ]

3.    Election of two Managing Directors

      FOR                         AGAINST                 ABSTAIN
      [ ]                           [ ]                     [ ]

4.    Election of seven Supervisory Directors.

      FOR                         AGAINST                 ABSTAIN
      [ ]                           [ ]                     [ ]

NOTE: Signature(s) should follow exactly the name(s) on the stock certificate.
      Executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

                                             Dated:                      , 2005
                                                   ----------------------
                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------